WARRANT AGREEMENT

            AGREEMENT,  dated  as of __________, 1994,  by  and  between
Josephine  Shoop (the "Holder") and Automobile Protection Corporation -
APCO (the "Company").
            WHEREAS,  the  Holder is an automobile dealer in  Georgetown,
Kentucky;
            WHEREAS, the Holder has agreed to receive the warrant  herein set forth as consideration for services of Holder to the Company.
            NOW,  THEREFORE,  in  consideration of the  covenants  herein contained, the parties hereto agree as follows:
        1.  In full consideration of the services of Holder to Company, the Company hereby grants to the Holder (a) right to purchase up to 25,000 shares of the Common Stock, $.001 per value ("Common Stock") of the Company at an exercise price of $2.00 per share of Common Stock, and
(b) the right to purchase up to 12,500 shares of Common Stock at an exercise price of $3.00 per share of Common Stock, as set forth herein.
            The right to purchase shares of Common Stock pursuant to this agreement shall be as follows:
(a) the  Holder shall have the right to purchase  one-third
of  the  shares  of  Common  Stock  purchasable  at  an
exercise  price of $2.00 commencing on  August  31,  of each of 1995, 1996 and 1997, and once purchasable,  the Holder
shall have the right to acquire such shares  of Common
Stock, subject to the terms of this  agreement, for a period of two years thereafter; and
(b) the  Holder  shall have the right to purchase  one-half
of  the  shares  of  Common  Stock  purchasable  at  an
exercise  price of $3.00 commencing on  August  31,  of each of  1998  and  1999, and  once  purchasable,  the Holder
shall have the right to acquire such shares  of Common
Stock, subject to the terms of this  agreement, for a period of two years thereafter.
        2. Payment of Exercise Price. The purchase price for the shares of Common Stock pursuant to which the warrant is exercised, will
be  paid  in  full  at the time of exercise in cash.   Exercise  of  any
warrant hereunder shall be by written notice to the Company at its principal place of business, specifying the number of shares of Common Stock being purchased and accompanied by payment of the purchase price and any withholding tax obligations imposed on the Company by reason  of the exercise of the warrant. In the event that the tax obligation, if any, is not paid, the Company will be permitted to treat as payment of any withholding tax amount due, the exercise of that number of whole shares of Common Stock equal to the amount of the tax due divided by the fair market value of the Common Stock as of the date the warrant is
exercised,      and the Company will be permitted to deduct such  number  of
shares   of   Common  Stock  from  the  total  number  being  exercised.
Certificates representing the shares as to which the warrant shall have been exercised shall be registered in the name of the person exercising the warrant.
        3.  Rights  of Stockholder.  The Holder shall not have  any  of the rights of a stockholder with respect to the Common Stock covered  by the warrant until the date of the issuance of a stock certificate for shares of Common Stock purchased hereunder.
        4.  Transferability.  This warrant and the rights conferred may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this warrant or any right conferred hereby, or upon the levy of any attachment or similar process on the rights conferred hereby, this warrant and the rights con ferred hereby shall immediately become null and void.
    5.  Restricted  Nature  of Securities.  This  warrant  and  the shares of Common Stock receivable on the exercise of the warrant are not registered under the Securities Act of 1933, as amended (the "Act"). As a  condition to the sale of Common Stock on the exercise of the warrant, the  person  exercising such warrant may be required by the  Company  to
give   it   such   documents,  including  such  appropriate   investment
representations as may be required by Counsel for the Company and such additional agreements as the Counsel for the Company may determine, as a condition to the acceptance of the exercise of any warrant hereunder.
        The Holder represents that it has received and carefully reviewed the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1994, and Annual Report to Stockholders and related proxy materials for the Company's Annual Meeting to be held in February
1995,  and      has  been granted the opportunity to obtain any  additional, publicly available information relating to the Company and ask questions of  executives  of  the Company that it deems necessary  to  verify  the
accuracy  and  completeness of the information provided to  it.   Holder
represents that it is acquiring this warrant solely for its own  account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof, except in compliance with the Act, any applicable state securities laws and the rules and regulations
thereunder.   Holder  represents that its knowledge  and  experience  in financial  and business matters is such that it is capable of evaluating an investment in the warrant and that its financial condition is such that it can bear the economic risks of acquiring and holding this warrant.
    6.  Sales under Securities Act.  Anything in this Agreement  to the contrary notwithstanding, the Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the warrant or the Common Stock acquired by him upon exercise of the warrant hereunder without registration under the Act, or in the event that they are not so
registered,   unless  (a)  an  exemption  from  the  Act  is    available
thereunder, and (b) the Holder has furnished the Company with notice of such proposed transfer, and the Counsel for the Company, in its
reasonable      opinion, shall deem such proposed transfer to be so  exempt, or  the  Holder  has furnished the Company with notice of such  proposed
transfer,   together  with  an  opinion  of  legal  counsel   reasonably
satisfactory to the Counsel for the Company, that in such counsel's opinion such proposed transfer shall be so exempt.
    7. Stop Transfer: Legend.
            (a)  The  Company  may place stop transfer orders  with  its transfer  agent  against  the transfer of the  shares  of  Common  Stock issuable  under the warrant hereof in the absence of registration  under the Act or an exemption therefrom provided herein.
            (b)  The  certificates evidencing shares of Common Stock  to be  issued  upon  the  exercise of the warrant may  bear  the  following legends:
            "The  shares  represented by this certificate  have been
acquired for investment and have not been registered under the
Securities Act of 1933, as amended.  The shares may  not  be sold or transferred in the absence  of  such registration or an exemption therefrom under said Act."
                "The  shares  represented by this certificate  have
been  acquired  pursuant  to an  agreement  dated  as  of
September  1, 1994, a copy of which is on file  with  the
Company,  and may not be transferred, pledged or disposed or exempt  in  accordance with the terms and  conditions
thereof."
    8. Adjustment to Number of Securities.
            (a)  If  the  outstanding  shares of  Common  Stock  of  the
Company are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Company or stock of  a  different par value or without par value, through reorganization,
recapitalization,   reclassification,  stock  dividend,   stock   split,
amendment to the Company's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to this warrant, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding warrant.
            (b)   Upon   the  effective  date  of  the  dissolution or
liquidation  of  the  Company,  or  of  a  reorganization,   merger or
consolidation of the Company with one or more corporations in which the Company will not survive as an independent, publicly owned corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company to another corporation, this warrant shall terminate unless provision be made in writing in connection with such transaction for the assumption of the warrant granted, or the substitution for the warrant of a new warrant covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices in which event the new warrant substituted therefor, shall continue in the manner and under the terms so provided.
            (c)  Adjustments under this paragraph shall be made  by  the
Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.
No  fractional shares of Common Stock shall be issued under the Plan  or any such adjustment.
    9. Termination.
            If   the   Holder   and/or  Frank  Shoop  Chev/Buick/Pontiac
("Dealer") fails to fulfill its obligations pursuant to that certain letter agreement dated September 26, 1994 between the Dealer and the Company, including but not limited to, the requirements that any one of
Bix Brown, Frank Shoop and Josephine Shoop maintain an ownership interest in at least two automobile dealerships retailing a combined
average  per  calendar  year  of  200  vehicles  per  month,  or    such
dealerships are marketing only the EasyCare product of the Company after September 1, 1994, then that portion of this warrant that is not then exercisable shall immediately terminate and no additional shares of Common Stock shall become exercisable hereunder. Notwithstanding the foregoing, in the event of a termination of this warrant, if the Holder as of a time immediately prior to such termination has the right to acquire any shares of Common Stock at such time, the Holder will have the right to exercise such right pursuant to the terms of this Warrant.
    10. Miscellaneous Provisions.
                (a)  Applicable Law.  This Agreement shall be  governed  by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.
                (b)  Amendment. This Agreement may only be amended  by  a
written instrument executed by the Company and by the Holder.
        (c)  Entire  Agreement.   This  Agreement  constitutes  the
entire agreement of the parties hereto with respect to the
subject   matter  hereof,  and  supersedes  all  prior  agreements   and
understandings of the parties, oral and written, with respect to the subject matter hereof.
        (d)  Execution  in  Counterparts.  This  Agreement  may  be
executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
        (e)  Notices.       All  notices, requests, demands  and  other
communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:
If to the Holder, to:   Ms. Josephine Shoop
                        c/o 1111 Cynthiana Road
                        Georgetown, Kentucky  40324
If to Company, to:      Automobile Protection Corporation - APCO
                        15 Dunwoody Park Drive
                        Dunwoody, GA  30338
                        Attention:  Secretary
        (f)  Headings.   The headings contained herein are for  the
sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.
        (g)  Severability.  Any provision of this  Agreement  which is  held  by  a  court  of competent jurisdiction to  be  prohibited  or
unenforceable   in   any   jurisdiction(s)  shall   be,   as   to   such
jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
        (h)  Gender.    Unless the context otherwise  requires,  all
personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.
    IN  WITNESS  WHEREOF, this Agreement has  been  executed  and delivered by the parties hereto.
                    AUTOMOBILE    PROTECTION    CORPORATION    -
APCO
                        By:
                JOSEPHINE SHOOP, AS HOLDER